Exhibit 10.1

AMENDMENT NO. 2 TO AMENDED AND RESTATED
REVOLVING CREDIT AGREEMENT

THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT, dated as of August 2, 2007 (“Amendment No. 2”), between FIRST COMMUNITY BANCORP, a corporation formed under the laws of the State of California (“Borrower”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association (“Lender”), amends and supplements that certain Amended and Restated Revolving Credit Agreement, dated as of August 3, 2006, as amended by Amendment No. 1 to Amended and Restated Revolving Credit Agreement dated as of November 21, 2006 (as so amended, the “Credit Agreement”), between Borrower and Lender.

RECITAL

The parties desire to amend and supplement the Credit Agreement as provided below.

AGREEMENTS

In consideration of the Recital, the promises and agreements set forth in the Credit Agreement, as amended hereby, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.             Definitions and References.  Capitalized terms not otherwise defined herein have the meanings assigned in the Credit Agreement.  All references to the Credit Agreement contained in the Note, the Pledge Agreement and the other agreements, documents and instruments referred to in the Credit Agreement shall, upon fulfillment of the conditions specified in section 3 below, mean the Credit Agreement as amended by this Amendment No. 2.

2.             Amendment.  The first sentence of section 1.1 of the Credit Agreement is amended by deleting the date “August 2, 2007” and replacing it with the date “August 31, 2007”.

3.             Effectiveness of Amendment No. 2.  Amendment No. 2 shall become effective upon its execution and delivery by Borrower and Lender.

4.             Representations and Warranties.  Borrower represents and warrants to Lender that:

(a)           The execution and delivery of this Amendment No. 2 (a) is within its corporate powers, (b) has been duly authorized by all proper corporate action, (c) has received any and all necessary governmental approvals; and (d) does not and will not contravene or conflict with any provision of law or charter or by-laws of Borrower or any agreement affecting Borrower or its property;

(b)           This Amendment No. 2 is a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms; and

(c)           The representations and warranties contained in the Credit Agreement are correct and complete as of the date of this Amendment No. 2, and no condition or event exists or act has occurred that, with or without the giving of notice or the passage of time, would constitute an Unmatured Event of Default or Event of Default under the Credit Agreement.

5.             Miscellaneous.

(a)           Expenses and Fees. Borrower agrees to pay on demand all out-of-pocket costs and expenses paid or incurred by Lender in connection with the negotiation, preparation, execution and delivery of this Amendment No. 2, and all amendments, forms, certificates agreements, documents and instruments related hereto and thereto, including the reasonable fees and expenses of Lender’s counsel.

(b)           Amendments and Waivers.  This Amendment No. 2 may not be changed or amended orally, and no waiver hereunder may be oral, but any change or amendment hereto or any waiver hereunder must be in writing and signed by the party or parties against whom such change, amendment or waiver is sought to be enforced.

(c)           Headings.  The headings in this Amendment No. 2 are intended solely for convenience of reference and shall be given no effect in the construction or interpretation of this Amendment No. 1.

(d)           Affirmation.  Each party hereto affirms and acknowledges that the Credit Agreement as amended by this Amendment No. 2 remains in full force and effect in accordance with its terms.

(e)           Counterparts.  This Amendment No. 2 may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to Amended and Restated Revolving Credit Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

FIRST COMMUNITY BANCORP

BY	/s/ Victor R. Santoro
Victor R. Santoro, Executive Vice President
and Chief Financial Officer

U.S. BANK NATIONAL ASSOCIATION

BY	/s/ Jon B. Beggs
Jon B. Beggs, Vice President

Signature Page to Amendment No. 2
to Amended and Restated Revolving Credit Agreement